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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): NOVEMBER 15, 1999


                                  RED HAT, INC.
               (Exact Name of Registrant as Specified in Charter)

         DELAWARE                   000-26281              06-1364380
(State or Other Jurisdiction       (Commission          (I.R.S. Employer
      of Incorporation)            File Number)         Identification No.)

   2600 MERIDIAN PARKWAY
   DURHAM, NORTH CAROLINA                                    27713
   (Address of Principal                                   (Zip Code)
     Executive Offices)

        Registrant's telephone number, including area code: 919-547-0012

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                                       -2-


ITEM 5. OTHER EVENTS.

         On November 15, 1999, Red Hat, Inc. ("Red Hat") and Cygnus Solutions, Inc., a privately held California corporation ("Cygnus"), announced that they had entered into an Agreement and Plan of Reorganization dated as of November 15, 1999 (the "Merger Agreement") by and among Red Hat, Miami Acquisition Corp., a North Carolina corporation and wholly owned subsidiary of Red Hat ("Merger Sub"), and Cygnus. In the merger (the "Merger"), Merger Sub will merge with and into Cygnus, with Cygnus surviving the Merger as a wholly owned operating subsidiary of Red Hat. The Merger, which has been approved by the Board of Directors of each company, is subject to regulatory and Cygnus shareholder approval and other customary conditions to closing. Certain affiliates of Cygnus, representing more than a majority of the voting capital stock of Cygnus, have agreed to vote in favor of the Merger.

         Pursuant to the Merger Agreement, Red Hat will acquire Cygnus through the issuance of an aggregate of 6,624,344 shares of Red Hat common stock (the "Shares") in exchange for all of the outstanding shares of capital stock of Cygnus and the assumption by Red Hat of all outstanding options to purchase shares of capital stock of Cygnus. A portion of the Shares will be reserved for issuance upon the exercise of such options. In accordance with the terms of the Merger Agreement and an Escrow Agreement dated November 15, 1999 by and among Red Hat, Cygnus, Merger Sub, First Union National Bank (as Escrow Agent) and Michael Tiemann (as Securityholder Agent), ten percent of the Shares to be issued and delivered at the closing in exchange for the outstanding shares of capital stock of Cygnus will be placed in an escrow account to secure certain indemnification obligations of Cygnus under the Merger Agreement.

         The acquisition of Cygnus is intended to qualify a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Red Hat will account for the transaction as a pooling-of-interests.

         Red Hat's press release announcing this transaction is filed as Exhibit
99.1 hereto.

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                                       -3-


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) EXHIBITS.

     EXHIBIT NO.                        DESCRIPTION
     -----------                        -----------

       99.1            Press Release of Red Hat, Inc. dated November 15, 1999.





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                                      -4-

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                            RED HAT, INC.


                                    By:   /S/ MATTHEW J. SZULIK
                                        ---------------------------------------
                                          Matthew J. Szulik
                                          President and Chief Executive Officer



Dated:   November 16, 1999

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                                  EXHIBIT INDEX



EXHIBIT NO.                                  DESCRIPTION
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  99.1                  Press Release of Red Hat, Inc. dated November 15, 1999.